SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 February 16, 1999
                     ---------------------------------------
                Date of Report (Date of earliest event reported)



                          CREDENCE SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



        Delaware                      000-22366                 94-2878499
----------------------------    ----------------------    ----------------------
  (State of incorporation      (Commission File Number)       (IRS Employer
       or organization)                                     Identification No.)


  215 Fourier Avenue, Fremont, California                         94539
-----------------------------------------------           ----------------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (510) 657-7400
                                                     ---------------------------



                                      NONE
--------------------------------------------------------------------------------
Former name,former address and former fiscal year, if changed since last report.









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ITEM 5.       OTHER EVENTS

              On February 16, 1999, Registrant issued a press release reporting the financial results for its first quarter ended January 31, 1999.


ITEM 7.       EXHIBITS

              A copy of the Registrant's press release announcing its financial results for the first quarter ended January 31, 1999 is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CREDENCE SYSTEMS CORPORATION
                                      ------------------------------------------
                                                   (Registrant)


      February 16, 1999                         /s/ DENNIS P. WOLF
 ---------------------------            -----------------------------------
            Date                                   Dennis P. Wolf
                                             Executive Vice President,
                                        Chief Financial Officer & Secretary



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                                  EXHIBIT INDEX

   Exhibit
    Number

   99.1 Press Release disseminated February 16, 1999 regarding the Registrant's financial results for the first quarter ended January 31, 1999.





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